March 8, 2019
U.S. Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549
Re:    Prudential Discovery Premier Group Variable Contract Account
            (File No. 811-09799)

            Discovery Premier Group Retirement Annuity II
            (File No. 333-95637)
Dear Commissioners:
On behalf of The Prudential Insurance Company of America and the Prudential Discovery Premier Group Variable Contract Account (the “Account”), please accept this information concerning the filing of the annual reports made with the Commission by the underlying mutual funds within this group variable annuity. Pursuant to Rule 30d-1 of the Investment Company Act of 1940 (the “Act”), each investment company listed below filed a report on Form N-CSR with the Securities and Exchange Commission on the dates indicated below. Pursuant to Rule 30e-2(a) of the Act, the Account transmitted those fund reports to its shareholders of record. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act. We hereby incorporate by reference the following annual reports with respect to the funds and portfolios specified below:

1.
Filer/Entity:        Variable Insurance Products Fund II
Registration No.:    811-05511
CIK No.:        0000831016
Accession No.:        0001379491-19-000840
Date of Filing:        2019-02-25

Share Class:         Initial Class

VIP Contrafund Portfolio

2.
Filer/Entity:        Variable Insurance Products Fund III
Registration No.:    811-07205
CIK No.:        0000927384
Accession No.:        0001379491-19-000838
Date of Filing:        2019-02-25

Share Class:     Initial Class

VIP Mid Cap Portfolio

If you have any questions regarding this filing, please contact me at (732) 482-2280.
Sincerely,

/s/ Kathleen P. DeCelie
Kathleen P. DeCelie
Vice President and Corporate Counsel